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                                                                    EXHIBIT 23.1
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-3 File No. 333-53152 and Form S-8, File No. 333-94629.

                                               /s/ ARTHUR ANDERSEN LLP


     San Francisco, California
     April 24, 2001